SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     February 3, 2000
                                                     ----------------

                               The CIT Group, Inc.
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             (Exact name of registrant as specified in its charter)


   Delaware                        1-1861                   13-2994534
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   (State or other                 (Commission              (IRS Employer
   jurisdiction of                 File Number)             Identification No.)
   incorporation)


                           1211 Avenue of the Americas
                            New York, New York 10036
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Registrant's telephone number, including area code    (212) 536-1390
                                                      --------------


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          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         -------------

         See the attached press releases, which are incorporated herein by reference, regarding:

      1. The 1999 fourth quarter and annual earnings, filed as Exhibit 99.1; and

      2. The declaration of a dividend for the quarter ending December 31, 1999 of $.10 per share, payable on February 28, 2000 to holders of record at the close of business on February 10, 2000, filed as Exhibit 99.2.

      3. Appointment of new Chairman of the Board and new Director and retirement of one Director, filed as Exhibit 99.3.

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

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

            99.1 Press Release, dated February 3, 2000, regarding the 1999 fourth quarter and annual earnings.

            99.2 Press Release, dated February 3, 2000, regarding declaration of a dividend for the quarter ending December 31, 1999.

            99.3 Press Release, dated February 3, 2000, regarding appointment of new Chairman of the Board and new Director and retirement of one Director.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THE CIT GROUP, INC.
                                           -------------------------------------
                                           (Registrant)


                                           By: /s/ JOSEPH M. LEONE
                                           -------------------------------------
                                           Joseph M. Leone
                                           Executive Vice President and
                                           Chief Financial Officer

Dated:  February 3, 2000


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